UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 14, 2009

Blackboard Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50784	52-2081178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Massachusetts Ave NW, Washington, District of Columbia		20001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	202-463-4860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 14, 2009, Blackboard Inc (the "Company") announced that it acquired the business assets of Terriblyclever Design, LLC, a provider of mobile software applications for the education industry. The purchase price of the transaction was $3,500,000 in cash, plus up to $500,000 in contingent payments, subject to certain adjustments.

On July 14, 2009, the Company issued a press release announcing the asset acquisition. A copy of the press release is furnished hereto as Exhibit 99.1.

The information contained in this Item 8.01 and Exhibit 99.1 is being furnished, not filed. Accordingly, the information in this Item 8.01 and Exhibit 99.1 shall not be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated July 14, 2009 reporting acquisition of the business assets of Terriblyclever Design, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackboard Inc.

July 14, 2009	By:	/s/ Matthew H. Small

Name: Matthew H. Small
Title: Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 14, 2009 reporting acquisition of the business assets of Terriblyclever Design, LLC.